UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10 , 2023

TriLinc Global Impact Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 REGULATION FD DISCLOSURE.

On April 10, 2023, TriLinc Global Impact Fund, LLC (“TGIF”) issued a press release to announce its investment activity for February 2023. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 OTHER EVENTS.

Portfolio Update

As of February 28, 2023, TGIF had approximately $398.5 million in total financing commitments for business expansions and socioeconomic developments through its investment portfolio in Sub-Saharan Africa, Latin America, Southeast Asia, and Emerging Europe. The weighted average loan size of the portfolio is $8 million, with a weighted average duration of 0.81 years. As of February 28, 2023, TGIF has funded approximately $1.2 billion in aggregate investments to 98 borrower companies, including $104.7 million in temporary investments. Of the aggregate investment amount, TGIF has received approximately $852 million in full aggregate transaction repayments (70.79% of total invested) from existing and exited trade finance, term loan, and temporary investment facilities. Regionally, excluding temporary investments, TGIF has funded $380.24 million to 34 borrower companies operating in 10 developing economies within Latin America, supporting 20,978 permanent employees; over $505.2 million to 49 borrower companies operating in or trading with 21 developing economies within Sub-Saharan Africa, supporting 10,629 permanent employees; over $189.2 million to 12 borrower companies operating in or trading with five developing economies within Southeast Asia, supporting 7,556 permanent employees; and $24.1 million to three borrower companies in three countries within Emerging Europe, supporting 3,705 permanent employees.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1 Press release of TriLinc Global Impact Fund, LLC, dated April 10, 2023.
Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains forward-looking statements (including, without limitation, statements concerning the use of financing provided to borrowers and the expected repayment of financing extended to the borrowers) that are based on TGIF’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including without limitation, the future operating performance of the borrower and those risks set forth in the “Risk Factors” section of TGIF’s most recent Annual Report on Form 10-K, as amended or supplemented by TGIF’s other filing with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or TGIF’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that TGIF’s assumptions differ from actual results, TGIF’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. TGIF cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

April 10, 2023	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer